                                                                    EXHIBIT 23.1

                  CONSENT OF REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the caption "Experts" and to the use of our report dated February 20, 2004 in the Registration Statement (333-120286) on Form F-4 and related Prospectus of Net Servicos de Comunicacao S.A., for the registration of its offer to exchange US$76,593,068 7.0% Senior Secured Notes due 2009 and cash for US$97,692,000 12 5/8% Senior Guaranteed Notes due 2004.

                   Ernst & Young Auditores Independentes S.S.

                          /s/ Pedro L. Siqueira Farah

                                     Partner

Sao Paulo, Brazil
February 3, 2005

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February 3, 2005

The Board of Directors and Stockholders of
Net Servicos de Comunicacao S.A.

We are aware of the inclusion in this Registration Statement (333-120286) on Form F-4 and related Prospectus of Net Servicos de Comunicacao S.A. (the "Company"), for the registration of its offer to exchange US$76,593,068 7.0% Senior Secured Notes due 2009 and cash for US$97,692,000 12 5/8% Senior Guaranteed Notes due 2004, of our report dated November 5, 2004, relating to the unaudited condensed interim financial statements of the Company as of and for the nine-month period ended September 30, 2004, which are including in this Registration Statement.

Sincerely,

                           /s/ Pedro L Siqueira Farah
                                     Partner

                  CONSENT OF REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the caption "Experts" and to the use of our report dated December 23, 2004 relating to the audited financial statements of CMA Participacoes S.A., in the Registration Statement (333-120286) on Form F-4 and related Prospectus of Net Servicos de Comunicacao S.A., for the registration of its offer to exchange US$76,593,068 7.0% Senior Secured Notes due 2009 and cash for US$97,692,000 12 5/8% Senior Guaranteed Notes due 2004.

                   Ernst & Young Auditores Independentes S.S.

                          /s/ Pedro L. Siqueira Farah
                                     Partner

Sao Paulo, Brazil
February 3, 2005

February 3, 2005

The Board of Directors and Stockholders of
Net Servicos de Comunicacao S.A.


We are aware of the inclusion in this Registration Statement (333-120286) on Form F-4 and related Prospectus of Net Servicos de Comunicacao S.A., for the registration of its offer to exchange US$76,593,068 7.0% Senior Secured Notes due 2009 and cash for US$97,692,000 12 5/8% Senior Guaranteed Notes due 2004, of our report dated December 23, 2004, relating to the unaudited condensed interim financial statements of CMA Participacoes S.A., as of and for the nine-month period ended September 30, 2004.

Sincerely,

                           /s/ Pedro L Siqueira Farah
                                     Partner